UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005

                                Acies Corporation
             (Exact name of registrant as specified in its charter)


       Nevada                        000-49724                   91-2079553
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


              14 Wall Street, Suite 1620, New York, New York 10005 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (800)-361-5540

                                   Copies to:
                            Richard A. Friedman, Esq.
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On May 17, 2005, our Board of Directors appointed Jeffrey Klores as a director of Acies Corporation. There are no understandings or arrangements between Mr. Klores and any other person pursuant to which Mr. Klores was selected as a director. Mr. Klores presently does not serve on any committee of our Board of Directors. Mr. Klores may be appointed to serve as a member of a committee although there are no current plans to appoint Mr. Klores to a committee as of the date hereof. Mr. Klores does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer. Furthermore, Mr. Klores has never entered into a transaction, nor is there any proposed transaction, between Mr. Klores and our company.

      From 2002 to the present, Jeffrey Klores has served as Vice President of Sales for the Eastern U.S. and Canada for Santa Clara, California-based ViVOtech, which specializes in electronic payment technology on a worldwide basis where customers can make payments with radio frequency ("RF") enabled credit cards, access cards and cell phones at existing point-of-sale systems. From 1998 to 2000, Mr. Klores served as Eastern Sales Manager of InfoSpace, where he was involved with business development activities with U.S. banks and financial services organizations. From 1994 to 1996, Mr. Klores was Director of New Business Development of First Data Corporation (NYSE: FDC), where he helped create merchant processing alliances with domestic-based-banks. From 1991 to 1993, he was Senior Account Executive at Electronic Data Systems Corporation (NYSE: EDS) where he was responsible for sales to credit card issuing, acquiring, and debit card processing banks. From 1989 to 1991, Mr. Klores served as Sales Manager of Norwest Card Services, where he led the merchant acquiring, card issuing, debit and correspondent data processing sales efforts across the United States. In 1980 Mr. Klores received a Bachelor's Degree in Marketing from the University of Arizona and received an M.B.A. in Management from Western International University in 1984.

      On May 18, 2005, we issued a press release announcing the appointment of Jeffrey Klores as a member of our Board of Directors. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit
Number                                  Description
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99.1                  Press Release of Acies Corporation dated May 18, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Acies Corporation


Date: May 19, 2005                 /s/ Oleg Firer
                                   --------------------------------------------
                                   Oleg Firer
                                   President and Chief Executive Officer